              CHASE COMMERCIAL MORTGAGE SECURITIES CORP. 1996--1
- ------------------------------------------------------------------------------

                          $389,980,252(approximate)
                        PUBLICLY OFFERED CERTIFICATES


                              ----------------------------------------------
CREDIT      WA      WA        |    Class A-1    |           |              |
SUPPORT    DSCR     LTV       |    $190.0mm     |           |              |
- -------    ----     ---       |    AAA/AAA      |      P    |      X       |
 29.0%     2.17x    47%       |-----------------|  $3.8mm   |   $443.2mm   |
                              |    Class A-2    |  AAAr/--  |  (notional)  |
                              |    $120.8mm     |           |    --/AAA    |
                              |     AAA/AAA     |           |              |
                              ----------------------------------------------
                              ----------------------------------------------
                              |                   Class B                  |
 23.0%     2.00x    51%       |                   $26.6mm                  |
                              |                    AA/AA                   |
                              ----------------------------------------------
                              ----------------------------------------------
                              |                   Class C                  |
 18.0%     1.88x    55%       |                   $22.2mm                  |
                              |                     A/A                    |
                              ----------------------------------------------
                              ----------------------------------------------
                              |                   Class D                  |
 14.5%     1.80x    57%       |                   $15.5mm                  |
                              |                   BBB/BBB                  |
                              ----------------------------------------------
                              ----------------------------------------------
                              |                   Class E                  |
 12.0%     1.75x    59%       |                   $11.1mm                  |
                              |                   BBB-/BBB-                |
                              ----------------------------------------------
                              ----------------------------------------------
                              |          NON-OFFERED CERTIFICATES          |
                              |                   $53.2mm                  |
                              | (not offered by the Prospectus Supplement) |
                              |                                            |
                              ----------------------------------------------
                                       All Class Sizes Approximate

CHASE SECURITIES INC.
                           BEAR, STEARNS & CO. INC.
                                                      PAINEWEBBER INCORPORATED


THIS INFORMATION IS FURNISHED TO YOU SOLELY BY THE UNDERWRITERS LISTED ABOVE, AND NOT BY CHASE COMMERCIAL MORTGAGE SECURITIES CORP. ("CHASE") OR ANY OF ITS AFFILIATES (OTHER THAN CHASE SECURITIES INC.). THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE MORTGAGE LOANS AND THE OTHER INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT AND PROSPECTUS.

- ------------------------------------------------------------------------------
The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The Information contained herein is qualified in its entirety by the Information in the Prospectus and Prospectus Supplement for this transaction. The Information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus, Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal tax, business, financial and related aspects of a purchase of these securities.

              CHASE COMMERCIAL MORTGAGE SECURITIES CORP. 1996--1
- ------------------------------------------------------------------------------

                          $389,980,252 (approximate)
                        PUBLICLY OFFERED CERTIFICATES

                                                                   PAGE
                                                                   ----
Transaction Overview and Price Talk .............................      1
Certificate Structure Summary ...................................    2-3
Prepayment Protection ...........................................    4-6
Collateral Highlights ...........................................      7
Geographic Overview of Mortgage Pool ............................      8
Property Type Overview of Mortgage Pool .........................      9
Collateral Summary Tables .......................................  10-11
Individual Mortgage Loan Information ............................  12-16

- ------------------------------------------------------------------------------
The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The Information contained herein is qualified in its entirety by the Information in the Prospectus and Prospectus Supplement for this transaction. The Information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus, Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal tax, business, financial and related aspects of a purchase of these securities.

              CHASE COMMERCIAL MORTGAGE SECURITIES CORP. 1996--1
- ------------------------------------------------------------------------------

                          $389,980,252 (approximate)
                        PUBLICLY OFFERED CERTIFICATES

Legal Structure:                  Sequential pay REMIC, classes rated AAA
                                  through BBB- offered publicly; all other
                                  Certificates offered privately under Rule
                                  144A

Cut-Off Date:                     July 1, 1996

Closing Date:                     July 30, 1996 via DTC

Distribution Date:                Monthly on the 18th or the next business
                                  day, beginning August 19, 1996

Delay Days:                       17

ERISA: Classes A-1, A-2, P, and X may qualify for certain exemptions from the plan asset rules of ERISA

Rating Agencies:                  S&P/Fitch

Rated Final Distribution Date     July 18, 2028

Servicer:                         Chemical Bank

Advancing:                        Scheduled P & I (excluding Balloon Payments)
                                  and Servicing Advances through liquidation unless deemed nonrecoverable

Special Servicer:                 Lennar Partners, Inc.

SMMEA Eligibility:                The certificates are not SMMEA eligible

Trustee/Fiscal Agent:             La Salle National Bank/ABN AMRO Bank N.V.

Optional Call:                    4% cleanup call

Pricing Speed:                    0% CPR

                        PUBLICLY OFFERED CERTIFICATES
                        (All class sizes approximate)

                       INITIAL
                     CERTIFICATE             AVG.                                      EXPECTED                 APPROX.
          RATINGS    BALANCE((A))   EST.     LIFE        PRINCIPAL     CUMULATIVE    FINAL DISTR.    PRICE      DOLLAR
CLASS   (S&P/FITCH)      $MM        CPN   (YRS)((B))    WINDOW((B))   SUBORDINAT'N       DATE       TALK((E))    PRICE
- -----------------------------------------------------------------------------------------------------------------------
 A-1      AAA/AAA       $190.0     7.75%     7.0         0.1 - 9.5                      01/2006      +80-85     101-((08))

 A-2      AAA/AAA       $120.8     7.90%     9.5         9.5 - 9.6         29%          03/2006      +85-90     101-((04))

P((c))    AAAr/--         $3.8      N/A      7.8         0.1 - 9.6                      03/2006     +105-115     55-((30))

X((d))     --/AAA    $443.2 (not.)  N/A      N/A            N/A                         05/2019     +325-350      3-((14))

  B        AA/AA        $26.6      7.90%     9.7         9.6 - 9.7         23%          04/2006     +100-105    100-((07))

  C         A/A         $22.2      7.90%     9.8         9.7 - 9.8         18%          05/2006     +110-115     99-((18))

  D       BBB/BBB       $15.5      7.90%     9.9         9.8 - 9.9        14.5%         06/2006     +145-150     97-((10))

  E      BBB-/BBB-      $11.1      7.90%     9.9         9.9 - 9.9         12%          06/2006     +210-220     93-((13))


     NON-OFFERED CERTIFICATES (not offered by the Prospectus Supplement)

F    BB/--

G    B/--                               $53.2 million

H    NR/NR


a While the sum of the Class A-1, A-2 and P Certificate Balances is expected to equal $314.6 million (plus or minus 5%), the final Class P Certificate Balance, and thus the final Class A Certificate Balance, will depend upon prevailing interest rates. The final Certificate Balances for Classes A-1, A-2 and P will be set forth in the final Prospectus Supplement.
b  Calculated at 0% CPR
c  P/O class
d  WAC I/O
e  Expressed in ranges of spreads to the interpolated Treasury curve

- ------------------------------------------------------------------------------



The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The Information contained herein is qualified in its entirety by the Information in the Prospectus and Prospectus Supplement for this transaction. The Information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus, Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal tax, business, financial and related aspects of a purchase of these securities.

              CHASE COMMERCIAL MORTGAGE SECURITIES CORP. 1996--1
- ------------------------------------------------------------------------------

                        CERTIFICATE STRUCTURE SUMMARY

DISTRIBUTIONS OF PRINCIPAL AND INTEREST:

          On each Distribution Date, the Available Distribution Amount will be applied in accordance with the priorities described in the Prospectus Supplement. Generally, the priorities will be first to distributions of interest to the Class A and X Certificates, pro rata; second pro rata to distribution of the Class P Principal Distribution Amount to the Class P Certificates and to distribution of all other principal to the Class A Certificates until the Class A Certificate Balance has been reduced to zero; third to distribution of interest to the Class B Certificates; fourth to distribution of any principal to the Class B Certificates until the Class B Certificate Balance has been reduced to zero; and, thereafter, to sequential distributions of interest and principal to the Class C through H Certificates. See page S-12 of the preliminary Prospectus Supplement.

ALLOCATION OF LOSSES:

          Realized losses from any Mortgage Loan will be allocated in reverse alphabetical order (except for Class P which receives losses pro rata with Class A) starting with Class H. See page S-16 of the preliminary Prospectus Supplement.

CLASS P DESCRIPTION:

          Class P, rated AAAr by S&P only, is a principal-only class. Class P is stripped off all Discount Mortgage Loans. Discount Mortgage Loans are all loans with net coupons below the highest Certificate coupon. On each Distribution Date, the Class P Fraction of the decrease in scheduled principal balance from the prior Distribution Date for each Discount Mortgage Loan is paid to Class P. Losses are allocated to Class P pari passu with Classes A-1 and A-2, only after the Class B through H certificate balances have been reduced to zero. See pages S-25, S-50 and S-53 of the preliminary Prospectus Supplement.

REPORTS TO CERTIFICATEHOLDERS:

          On Each Distribution Date, the Paying Agent will furnish each Certificateholder with a statement setting forth certain information with respect to the Mortgage Loans, including (i) distributions of principal and interest on each Class of Certificates, (ii) outstanding Mortgage Loan and Certificate Balances and (iii) delinquency and prepayment data.

          The Servicer will provide a financial market publisher, which initially shall be Bloomberg, L.P., quarterly with certain current information with respect to the Mortgaged Properties including current and original net operating income, debt service coverage ratios based on borrowers' operating statements and occupancy rates, to the extent the Servicer has received such information from the borrowers. See page S-10 of the preliminary Prospectus Supplement.

SERVICER ADVANCING:

          The Servicer will be required to make P & I Advances (excluding principal Balloon Payments) and Servicing Advances through liquidation of the Mortgage Loan subject to a determination that such Advances would not be Nonrecoverable Advances. See page S-15 of the preliminary Prospectus Supplement.

- ------------------------------------------------------------------------------
The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The Information contained herein is qualified in its entirety by the Information in the Prospectus and Prospectus Supplement for this transaction. The Information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus, Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal tax, business, financial and related aspects of a purchase of these securities.

              CHASE COMMERCIAL MORTGAGE SECURITIES CORP. 1996--1
- ------------------------------------------------------------------------------

                    CERTIFICATE STRUCTURE SUMMARY (CONT'D)

SPECIAL SERVICER FLEXIBILITY:

          When a loan is more than 60 days delinquent, or upon the occurrence of certain other events described in the Prospectus Supplement, the Servicer will transfer its servicing responsibilities to the Special Servicer. Certain servicing responsibilities will be carried out by the Special Servicer prior to servicing transfer, such as loan extensions, modifications, and assumptions. The Special Servicer has the flexibility to modify loans, subject to the Servicing Standards set forth in the Pooling and Servicing Agreement. See page S-61 of the preliminary Prospectus Supplement.

APPRAISAL REDUCTIONS:

          By the time a loan becomes 120 days delinquent or if it meets certain other criteria specified in the Prospectus Supplement, an appraisal of the Mortgaged Property will be obtained by the Special Servicer. An Appraisal Reduction may result, which would have the effect of reducing interest advanced to and the voting rights of the most subordinate Class of Certificates then outstanding. See page S-55 of the preliminary Prospectus Supplement.

EXTENSION ADVISOR:

          The Class A, Class P, Class B, Class C, Class D and Class E Certificateholders will be entitled to elect the Extension Advisor. The initial Extension Advisor will be the Trustee. The Special Servicer will not be permitted to grant any extension of the maturity of any Mortgage Loan beyond the third anniversary of its original maturity date without the Extension Advisor's written consent. See page S-65 of the preliminary Prospectus Supplement.

MORTGAGE POOL:

          The Mortgage Pool will consist of 39 multifamily and 48 commercial, fixed-rate Mortgage Loans with an Initial Pool Balance of approximately $443,159,377. See pages 7-16 of this document for more detail on the Mortgage Loans.

PREPAYMENT PENALTIES:

          78 of the Mortgage Loans, representing approximately 93.3% of the Initial Pool Balance, may not be prepaid until six months or less prior to stated maturity without a yield maintennace charge or prepayment penalty. See the following 3 pages of this document for further detail.

REPRESENTATIONS AND WARRANTIES:

          Each Mortgage Loan Seller will make certain representations and warranties with respect to each Mortgage Loan sold by such Mortgage Loan Seller, as described more fully beginning on page S-40 of the preliminary Prospectus Supplement.

- ------------------------------------------------------------------------------
The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The Information contained herein is qualified in its entirety by the Information in the Prospectus and Prospectus Supplement for this transaction. The Information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus, Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal tax, business, financial and related aspects of a purchase of these securities.

              CHASE COMMERCIAL MORTGAGE SECURITIES CORP. 1996--1
- ------------------------------------------------------------------------------

                     DISTRIBUTION OF PREPAYMENT PENALTIES

There are two types of prepayment penalties to be distributed to Class X (IO) and investment-grade principal classes: 1) Prepayment premiums, expressed as fixed percentages of pre-paid principal balances; and 2) Yield Maintenance Charges, calculated using a formula which uses prevailing Treasury yields.

   1. PREPAYMENT PREMIUMS - 25% of prepayment premiums will be allocated to any class(es) receiving principal on the distribution date. Only Classes A, B, C, D and E will receive this distribution. All remaining amounts of prepayment premiums will be distributed to Class X.

   2. YIELD MAINTENANCE CHARGES - The fraction of yield maintenance charges distributed to principal bond classes is defined by:

        (Bond Coupon - Treasury Rate)/(Mortgage Rate - Treasury Rate),

       not to exceed 1.0, where Treasury Rate is the appropriate Treasury yield used to calculate the yield maintenance charge.

       This fraction is applied to the yield maintenance charge, to determine the amount allocated among Classes A, B, C, D and E receiving principal on the distribution date. Class X will receive the remainder of any yield maintenance charges.

       EXAMPLE((A))

       $2,000,000 loan with an 8.5% coupon, 120 month remaining term, and 300 month remaining amortization term, prepays immediately. The Treasury yield used to calculate yield maintenance, the prevailing 10-year Treasury, is 6.95%. Applying a 6.95% yield to the mortgage cash flows to maturity results in a present value of $2,207,939. The yield maintenance charge is therefore $207,939((b)), or 10.39% of the prepaid mortgage balance. The A-2 Class, with a 7.90% coupon, receives the prepayment principal.

                Principal Bond Class Fraction (not to exceed 1.0)
                                = (7.90% - 6.95%) / (8.50% - 6.95%)
                                = .95 / 1.55
                                = .612903

                A-2 Yield Maintenance Charge Allocation
                                = $207,939 * .612903
                                = $127,446

                Class X Yield Maintenance Charge Allocation
                                = $207,939 - $127,446
                                = $80,493

This method of distributing yield maintenance charges is intended to approximately return to bondholders affected by prepayments the premium on their bond coupon calculated at Treasuries flat. The distribution to Class X is similarly intended to approximate the present value of the cash flow lost due to prepayments (mortgage coupon - bond coupon), also at Treasuries flat.

a The effect on the various classes of prepayment will differ based on the assumptions of mortgage coupons, security coupons, and Treasury yields.

b The actual yield maintenance calculation methodology may vary for different loans.


- ------------------------------------------------------------------------------
The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The Information contained herein is qualified in its entirety by the Information in the Prospectus and Prospectus Supplement for this transaction. The Information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus, Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal tax, business, financial and related aspects of a purchase of these securities.

              CHASE COMMERCIAL MORTGAGE SECURITIES CORP. 1996--1
- ------------------------------------------------------------------------------
                           PREPAYMENT RESTRICTIONS

All of the loans have prepayment protection, typically a lock-out period period followed by a yield maintenance period and/or a fixed percentage penalty thereafter. Most loans become freely prepayable 6 months prior to maturity, although the length of the prepayment window varies as shown in the following table. For additional information on prepayment penalties, see pages S-25 through S-28 as well as Exhibit A in the preliminary Prospectus Supplement.

           PREPAYMENT RESTRICTIONS IN EFFECT AS OF THE CUT-OFF DATE

                            CUT-OFF                  LOCK-OUT       YIELD         PREPAYMENT     NO PENALTY
  LOAN                        LOAN                    PERIOD     MAINTENANCE       PREMIUM       DURING LAST
MATURITY    # OF LOANS      BALANCE     % OF TOTAL    (MOS.)     PERIOD (MOS.)   PERIOD (MOS.)      __ MOS.
- ------------------------------------------------------------------------------------------------------------
 5 Years         2        $14,202,996       3.20%       24            33               0              3

 7 Years         2          9,989,187       2.25%     24-36         42-48              0             6-12

 7 Years         8         26,847,983       6.06%        0            60              18              6

 7 Years         1          3,084,295       0.70%       24             0              58              2

10 Years        64        341,887,734      77.15%     12-48         66-180             0             0-12

10 Years         2          6,114,540       1.38%        0            84              30              6

10 Years         1         11,421,949       2.58%       48             0              66              6

11 Years         1          3,486,028       0.79%       36            90               0              6

15 Years         4         22,841,618       5.15%     36-108        54-138             0             6-18

20 Years         1          1,791,994       0.40%      156            72               0              12

25 Years         1          1,491,053       0.34%       24            61               0             216
            ----------   ------------   ---------     ------        ------            ---           -----
                87       $443,159,377     100.00%

- ------------------------------------------------------------------------------
The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The Information contained herein is qualified in its entirety by the Information in the Prospectus and Prospectus Supplement for this transaction. The Information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus, Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal tax, business, financial and related aspects of a purchase of these securities.
                                      5

              CHASE COMMERCIAL MORTGAGE SECURITIES CORP. 1996--1
- ------------------------------------------------------------------------------

                        PREPAYMENT RESTRICTION SUMMARY
       (Assuming no defaults, modifications, extensions or prepayments)

TOTAL ENDING BALANCE                    $443.2       $438.2       $432.8       $427.0       $420.6       $400.7       $389.8
- ------------------------------------------------------------------------------------------------------------------------------
                                        CUT-OFF       1 YEAR      2 YEARS      3 YEARS      4 YEARS      5 YEARS      6 YEARS
PREPAYMENT PENALTY TYPE                  DATE       JULY 1997    JULY 1998    JULY 1999    JULY 2000    JULY 2001    JULY 2002
- ------------------------------------------------------------------------------------------------------------------------------
Locked-Out                               90.2%        87.3%        81.0%         4.5%         0.8%         0.8%         0.8%
(GREATER) of 3% or Yield Maint            7.4%         7.4%         7.4%         7.4%         7.2%         1.4%         0.9%
(GREATER) of 1 % or Yield Maint           2.0%         5.0%         8.5%        85.0%        86.2%        86.9%        87.8%
Standard Yield Maint                      0.3%         0.3%         2.4%         2.4%         2.4%         0.3%         0.3%
5% of UPB                                 0.0%         0.0%         0.7%         0.0%         0.0%         0.0%         0.0%
4% of UPB                                 0.0%         0.0%         0.0%         0.7%         0.0%         0.0%         0.0%
3% of UPB                                 0.0%         0.0%         0.0%         0.0%         0.7%         0.0%         0.5%
2% of UPB                                 0.0%         0.0%         0.0%         0.0%         2.8%         9.3%         2.7%
1% of UPB                                 0.0%         0.0%         0.0%         0.0%         0.0%         0.2%         0.8%
No Penalty                                0.0%         0.0%         0.0%         0.0%         0.0%         1.1%         6.3%
=============================================================================================================================
Totals                                  100.0%       100.0%       100.0%       100.0%       100.0%       100.0%       100.0%

TOTAL ENDING BALANCE                    $350.2       $342.5       $329.3       $23.2        $19.3        $18.3        $17.2((A))
- -----------------------------------------------------------------------------------------------------------------------------------
                                        7 YEARS      8 YEARS      9 YEARS     10 YEARS     11 YEARS     12 YEARS     13 YEARS
PREPAYMENT PENALTY TYPE                JULY 2003    JULY 2004    JULY 2005    JULY 2006    JULY 2007    JULY 2008    JULY 2009((A))
- -----------------------------------------------------------------------------------------------------------------------------------
Locked-Out                                0.8%         0.7%         0.4%         5.2%         5.8%         0.0%         0.0%
(GREATER) of 3% or Yield Maint            0.0%         0.0%         0.0%         0.0%         0.0%         0.0%         0.0%
(GREATER) of 1 % or Yield Maint          94.1%        93.6%        59.8%        76.6%        88.4%        93.4%        93.8%
Standard Yield Maint                      0.3%         0.0%         0.0%         0.0%         0.0%         0.0%         0.0%
5% of UPB                                 0.0%         0.0%         0.0%         0.0%         0.0%         0.0%         0.0%
4% of UPB                                 0.0%         0.0%         0.0%         0.0%         0.0%         0.0%         0.0%
3% of UPB                                 1.0%         0.0%         0.0%         0.0%         0.0%         0.0%         0.0%
2% of UPB                                 3.5%         1.0%         0.0%         0.0%         0.0%         0.0%         0.0%
1% of UPB                                 0.0%         3.5%         0.0%         0.0%         0.0%         0.0%         0.0%
No Penalty                                0.4%         1.3%        39.8%        18.2%         5.9%         6.6%         6.2%
Totals                                  100.0%       100.0%       100.0%       100.0%       100.0%       100.0%       100.0%

A Represents the year in which the ending Pool Balance (assuming no defaults, modifications, extensions or prepayments) falls below the 4% Optional Termination level

The sum of the percentages in any column may not equal 100% due to rounding

UPB = Unpaid Principal Balance

- ------------------------------------------------------------------------------
The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The Information contained herein is qualified in its entirety by the Information in the Prospectus and Prospectus Supplement for this transaction. The Information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus, Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal tax, business, financial and related aspects of a purchase of these securities.

              CHASE COMMERCIAL MORTGAGE SECURITIES CORP. 1996--1
- ------------------------------------------------------------------------------

                            COLLATERAL HIGHLIGHTS


                                   OVERVIEW

                         # of loans                 87

                   Initial Pool Balance        $443,159,377

                      Average Balance           $5,093,786

                            WAC                    8.53%

                            WAM                 114 months

                          WA DSCR                  1.54x

                          WA LTV                   66.8%

                    WA LTV at Maturity             56.1%

     o The Mortgage Loans were recently originated or purchased by the Mortgage Loan Sellers, Chemical Bank (62.5% of Initial Pool Balance) and Bear, Stearns Funding Inc. (37.5% of Initial Pool Balance), in accordance with their respective underwriting standards. The Mortgage Loan Sellers' underwriting standards are described in detail in the preliminary Prospectus Supplement beginning on page S-36.

     o The Mortgaged Properties are located in 23 states; 17.7% of the Initial Pool Balance is secured by properties located in New York, 9.7% by properties located in Texas, and 9.1% by properties located in Florida. The following page maps the location of all Mortgaged Properties.

     o Eight Mortgage Loans totalling 15.2% of the Initial Pool Balance are secured by more than one property.

     o No group of borrowers with a common property manager represents more than 8.1% of the Initial Pool Balance.

     o The majority of the retail Mortgaged Properties are community shopping centers anchored by grocery stores and, in many cases, drugstores.

     o All mortgage loans provide for amortization prior to maturity; the weighted average remaining amortization term is 316 months.

     o 83 Mortgage Loans accounting for 98.7% of the Initial Pool Balance require balloon payments at maturity.

     o More than 93% of the Initial Pool Balance of Mortgage Loans may not be prepaid without Yield Maintenance Charges or Prepayment Premiums until six months or less prior to stated maturity. See pages 4-6 of this document for details.

     o Further information on the Mortgage Loans is provided on the following pages of this document and in the preliminary Prospectus Supplement (see especially pages S-30 through S-34 and Exhibit A).

- ------------------------------------------------------------------------------
The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The Information contained herein is qualified in its entirety by the Information in the Prospectus and Prospectus Supplement for this transaction. The Information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus, Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal tax, business, financial and related aspects of a purchase of these securities.

              CHASE COMMERCIAL MORTGAGE SECURITIES CORP. 1996--1
- ------------------------------------------------------------------------------

                     GEOGRAPHIC OVERVIEW OF MORTGAGE POOL

                                  [GRAPHIC]
(is greater than or                                     (is greater than or
     equal to)                                               equal to)
 10% total balance     5.1 - 9.9%          1.1 - 5.0%          1.0%
- ----------------------------------------------------------------------------
NEW YORK               CALIFORNIA          ARIZONA            KANSAS
14 properties          13 properties       2 properties       1 property
$78.3 million          $38.6 million       $10.1 million      $3.5 million
17.7% of total         8.7% of total       2.3% of total      0.8% of total

                       COLORADO            CONNECTICUT        MICHIGAN
                       7 properties        3 properties       1 property
                       $27.8 million       $8.7 million       $3.4 million
                       6.3% of total       2.0% of total      0.8% of total

                       FLORIDA             GEORGIA            NEBRASKA
                       7  properties       5  properties      1 property
                       $40.1 million       $16.2 million      $1.3 million
                       9.1% of total       3.7% of total      0.3% of total

                       ILLINOIS            INDIANA            OREGON
                       9 properties        6 properties       1 property
                       $31.9 million       $10.7 million      $1.5 million
                       7.2% of total       2.4% of total      0.3% of total

                       NEW JERSEY          MARYLAND           VIRGINIA
                       4 properties        3 properties       2 properties
                       $30.4 million       $12.0 million      $3.6 million
                       6.9% of total       2.7% of total      0.8% of total

                       TEXAS               MASSACHUSETTS
                       12 properties       3 properties
                       $43.1 million       $15.7 million
                       9.7% of total       3.5% of total

                                           MISSOURI
                                           2 properties
                                           $10.3 million
                                           2.3% of total

                                           OHIO
                                           1 property
                                           $10.7 million
                                           2.4% of total

                                           PENNSYLVANIA
                                           5 properties
                                           $18.4 million
                                           4.2% of total

                                           SOUTH CAROLINA
                                           3 properties
                                           $11.3 million
                                           2.6% of total

                                           TENNESSEE
                                           8 properties
                                           $15.5 million
                                           3.5% of total

Total 113 properties/$443.2 million Total Cut-off Date Balance

NOTE: The 113 properties secure a total of 87 mortgage loans; 8 loans totalling $67.3 million (15.2% of total) are secured by more than one property each, covering a total of 34 properties.

- ------------------------------------------------------------------------------
The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The Information contained herein is qualified in its entirety by the Information in the Prospectus and Prospectus Supplement for this transaction. The Information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus, Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal tax, business, financial and related aspects of a purchase of these securities.

              CHASE COMMERCIAL MORTGAGE SECURITIES CORP. 1996--1
- ------------------------------------------------------------------------------

                 PROPERTY TYPE OVERVIEW OF MORTGAGE POOL((A))

                                                          WEIGHTED AVERAGES
                                             -------------------------------------------
                                    % OF     CUT-                                 LOAN/
                                   INITIAL    OFF     LTV                         UNIT
PROPERTY           # OF     # OF     POOL    DATE      AT              OCCUP.      OR
  TYPE            LOANS    PROPS.    BAL.     LTV     MAT.     DSCR       %      SQ. FT.
- ----------------------------------------------------------------------------------------
Industrial          5         7      4.7%    65.1%    54.0%    1.57x    97.0%       $13

Ministorage         1         6      2.4%    71.7%    48.7%    1.28x    85.2%       $25

Multifamily        39        45     37.0%    71.5%    60.3%    1.41x    96.7%    $8,186

Office              4         6      5.3%    62.1%    53.4%    1.74x    91.3%       $48

Retail,
Anchored           33        33     43.2%    65.8%    56.0%    1.58x    95.6%       $46

Retail,
Unanchored          3         4      1.5%    65.3%    51.6%    1.20x    93.4%       $40

Multiple            2        12      6.0%    48.9%    39.6%    2.01x    92.0%       N/A
========================================================================================
Totals             87       113    100.0%    66.8%    56.1%    1.54x    95.4%       N/A

                                  [GRAPHIC]
                             b                 b
Anchored Retail       36 properties,    $198.7 million,     44.8% of total
Multifamily           45 properties,    $163.9 million,     37.0% of total
Industrial            10 properties,     $30.0 million,      6.8% of total
Office                 8 properties,     $26.8 million,      6.1% of total
Mini-Storage           6 properties,     $10.7 million,      2.4% of total
Unanchored Retail      5 properties,      $7.6 million,      1.7% of total
Hotel                  3 properties,      $5.5 million,      1.2% of total

a 113 properties secure a total of 87 mortgage loans. Of the 87 mortgage loans, 8 mortgage loans totalling $67.3 million in Cut-off Date Balance (15.2% of total) are secured by more than one property each, covering a total of 34 properties. Of the 8 cross-collateralized mortgage loans, 2 mortgage loans totalling $26.4 million of Cut-off Date Balance are secured by a total of 12 properties of multiple property types.

b Reflects allocated principal balance by property for multiple property loans.

- ------------------------------------------------------------------------------
The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The Information contained herein is qualified in its entirety by the Information in the Prospectus and Prospectus Supplement for this transaction. The Information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus, Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal tax, business, financial and related aspects of a purchase of these securities.

              CHASE COMMERCIAL MORTGAGE SECURITIES CORP. 1996--1
- ------------------------------------------------------------------------------

                              COLLATERAL SUMMARY

     CUT-OFF DATE BALANCE                   GROSS COUPON              BALLOON YEAR                ORIGINATION YEAR
- -------------------------------    ---------------------------    --------------------    ------------------------------
BALANCE ($)         %     DSCR     GROSS CPN %     %     DSCR     YEAR     %     DSCR         YEAR          %      DSCR
- ----------------  -----   -----    -----------   -----   -----    ----   -----   -----    ------------    -----    -----
  350,000 - 1M     0.3%   1.54x    7.13  - 7.5    1.8%   3.78x    2001    3.9%   2.77x        1990         0.8%    1.37x

 1,000,001 - 2M    5.5%   1.51x    7.51 - 7.75    8.0%   1.88x    2002    6.4%   1.29x        1994         2.3%    1.24x

 2,000,001 - 4M   16.7%   1.43x    7.76 - 8.00   11.4%   1.48x    2003    1.9%   1.40x        1995        46.5%    1.68x

 4,000,001 - 6M   18.7%   1.45x    8.01 - 8.25    9.8%   1.51x    2004    0.6%   1.41x        1996        50.5%    1.42x

 6,000,001 - 8M   15.7%   1.83x    8.26 - 8.50   14.1%   1.68x    2005   20.5%   1.52x          CUT-OFF DATE LTV
                                                                                          -----------------------------
 8,000,001 - 10M  12.6%   1.45x    8.51 - 8.75   26.1%   1.44x    2006   60.0%   1.52x    LTV (%)           %      DSCR
                                                                                          -------------   -----    -----
10,000,001 - 15M  26.0%   1.45x    8.76 - 9.00   15.1%   1.37x    2007    0.8%   1.45x    20.90 - 30.00    1.8%    3.78x

15,000,001 - 20M   4.5%    2.1x    9.01 - 9.25    3.0%   1.33x    2010    0.6%   1.27x    30.01 - 40.00    2.0%    1.92x

                                   9.26 - 9.50    6.8%   1.42x    2011    4.6%   1.30x    40.01 - 50.00    9.2%    1.95x

                                   9.51 - 9.75    2.4%   1.28x    2015    0.4%   1.43x    50.01 - 60.00   11.7%    1.67x

                                   9.76 - 10.00   0.4%   1.43x    2019    0.3%   1.23x    60.01 - 70.00   16.8%    1.49x

                                   10.01 - 11.01  1.2%   1.09x                            70.01 - 79.77   58.6%    1.38x

            DSCR                       YEAR BUILT                       PROPERTY TYPE                 GEOGRAPHIC DISTRIBUTION
- ---------------------------    ---------------------------    ---------------------------------    ------------------------------
                                  RANGE                           PROPERTY
RATIO           %     DSCR       (YEARS)       %     DSCR           TYPE            %     DSCR       STATE            %     DSCR
- -----------   -----   -----    -----------   -----   -----    ----------------    -----   -----    --------------   -----   -----
0.96 - 1.00    0.7%   0.96x    1890 - 1929    7.6%   1.51x    Retail, Anchored    43.2%   1.58x      New York       17.7%   1.53x

1.01 - 1.20    2.5%   1.09x    1930 - 1959   13.3%   1.63x       Multifamily      37.0%   1.41x        Texas         9.7%   2.13x

1.21 - 1.24    3.7%   1.23x    1960 - 1969   17.0%   1.45x         Multiple        6.0%   2.01x       Florida        9.1%   1.56x

1.25 - 1.30   10.2%   1.28x    1970 - 1979   30.2%   1.55x          Office         5.3%   1.74x      California      8.7%   1.55x

1.31 - 1.40   23.8%   1.35x    1980 - 1989   26.4%   1.55x        Industrial       4.7%   1.57x       Illinois       7.2%   1.63x

1.41 - 1.50   26.4%   1.44x    1990 - 1995    5.5%   1.50x        Ministorage      2.4%   1.28x      New Jersey      6.9%   1.38x

1.51 - 1.60    9.4%   1.55x                                   Retail,Unanchored    1.5%   1.2x        Colorado       6.3%   1.31x

1.61 - 1.70    3.4%   1.62x                                                                        Pennsylvania      4.2%   1.44x

1.71 - 1.80    4.9%   1.75x                                                                           Georgia        3.7%   1.44x

1.81 - 1.90    3.1%   1.85x                                                                        Massachusetts     3.5%   1.25x

1.91 - 2.00    0.3%   1.96x                                                                          Tennessee       3.5%   1.31x

2.01 - 2.30    7.5%   2.07x                                                                          Maryland        2.7%   1.58x

2.31 - 4.00    4.1%   2.99x                                                                       South Carolina     2.6%   1.33x

                                                                                                       Ohio          2.4%   1.42x

                                                                                                     Indiana         2.4%   1.27x

                                                                                                 Other states (8)    9.6%   N/A

All percentages are percentages of Initial Pool Balance.
The sum of the percentages in any column may not total 100% due to rounding.

- ------------------------------------------------------------------------------
The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The Information contained herein is qualified in its entirety by the Information in the Prospectus and Prospectus Supplement for this transaction. The Information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus, Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal tax, business, financial and related aspects of a purchase of these securities.

              CHASE COMMERCIAL MORTGAGE SECURITIES CORP. 1996--1
- ------------------------------------------------------------------------------

           OVERVIEW OF MORTGAGE LOANS SECURED BY RETAIL PROPERTIES

                DSCR                                         LTV                        GEOGRAPHIC DISTRIBUTION
- -----------------------------------          -----------------------------------      -----------------------------
RATIO             %((A))      DSCR                RATIO         %((A))     DSCR       STATE      %((A))       DSCR
- -------------     ------      -----          --------------     ------     -----      -----      ------       ------
0.96 - 1.00x       1.5%       0.96x          20.00 - 30.00%      3.9%      3.78x        NY        24.9%       1.62x

1.21 - 1.24x       5.2%       1.23x          30.01 - 40.00%      4.3%      1.92x        FL        13.7%       1.56x

1.25 - 1.30x      11.4%       1.28x          40.01 - 50.00%      9.4%      1.84x        NJ         9.7%       1.39x

1.31 - 1.40x      15.9%       1.36x          50.01 - 60.00%     10.3%      1.71x        TX         9.4%       2.37x

1.41 - 1.50x      37.6%       1.43x          60.01 - 70.00%     14.0%      1.42x        SC         5.6%       1.33x

1.51 - 1.60x      3.6%        1.57x          70.01 - 80.00%     58.4%      1.37x        MA         5.2%       1.23x

1.61 - 1.70x      1.7%        1.65x                                                     OH         5.2%       1.42x

1.71 - 1.80x      9.2%        1.77x                                                     MD         4.9%       1.47x

1.81 - 1.90x      5.2%        1.86x                                                     PA         4.3%       1.36x

1.91 - 2.00x      0.6%        1.91x                                                     CA         4.3%       1.70x

2.01 - 2.30x      2.1%        2.02x                                                     CT         3.6%       1.42x

                                                                                        AZ         3.4%       1.41x

  WA DSCR                     1.59x              WA LTV                                 TN         2.8%       1.30x
                                                  64.5%
                                                                                        CO         1.7%       1.45x

                                                                                        GA         1.5%       1.57x

((A)) As a percentage of the $206.4 million in aggregate Cut-off Date Balance of Mortgage Loans secured by retail properties

         OVERVIEW OF MORTGAGE LOANS SECURED BY MULTIFAMILY PROPERTIES

                DSCR                                         LTV                        Geographic Distribution
- -----------------------------------          -----------------------------------      -----------------------------
Ratio             %((b))      DSCR                Ratio         %((b))     DSCR       State      %((b))       DSCR
- -------------     ------      -----          --------------     ------     -----      -----      ------       ------
1.01 - 1.24       10.5%       1.13x          50.01 - 60.00%      8.6%      1.53x        IL        16.1%       1.60x

1.25 - 1.30        2.9%       1.28x          60.01 - 70.00%     23.0%      1.41x        CO        14.9%       1.29x

1.31 - 1.40       38.0%       1.34x          70.01 - 80.00%     68.4%      1.40x        NY        12.5%       1.37x

1.41 - 1.50       20.7%       1.45x                                                     CA        9.7%        1.40x

1.51 - 1.60       20.9%       1.54x                                                     GA        7.9%        1.40x

1.61 - 1.70        3.2%       1.64x                                                     FL        7.2%        1.55x

1.71 - 1.80        0.0%                                                                 NJ        6.4%        1.36x

1.81 - 1.90        1.8%       1.84x                                                     TN        5.9%        1.31x

1.91 - 2.00        0.9%       1.96x                                                     PA        5.8%        1.52x

2.01 - 2.30        1.1%       2.09x                                                     MO        5.6%        1.33x

                                                                                        TX        5.2%        1.30x

  WA DSCR                     1.41x             WA LTV                                  MI        2.1%        1.37x
                                                 71.5%
                                                                                        OR        0.9%        1.23x

((B)) As a percentage of the $163.9 million in aggregate Cut-off Balance of Mortgage Loans secured by multifamily properties

The sum of the percentages in any column may not total 100% due to rounding.


- ------------------------------------------------------------------------------
The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The Information contained herein is qualified in its entirety by the Information in the Prospectus and Prospectus Supplement for this transaction. The Information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus, Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal tax, business, financial and related aspects of a purchase of these securities.

              CHASE COMMERCIAL MORTGAGE SECURITIES CORP. 1996-1

                               LOAN INFORMATION

                                                                       OCCU-
ID          PROPERTY NAME               CITY       STATE     TYPE      PANCY
- --  ----------------------------  --------------  -----  -----------  ------
1   GLENBOROUGH PORTFOLIO
    Navistar Chicago                West Chicago    IL    Industrial   100.0%
    Navistar Baltimore             Baltimore City   MD    Industrial   100.0%
    Benicia Industrial                Benicia       CA    Industrial   100.0%
    Regency Westpointe                 Omaha        NE      Office      95.5%
    Shannon Crossing                 Union City     GA    Retail,       89.6%
                                                          Anchored
    Westwood Plaza                     Tampa        FL    Retail,       94.0%
                                                          Anchored
    Country Suites--Ontario           Ontario       CA       Hotel      65.0%
    Country Suites--Arlington        Arlington      TX       Hotel      70.0%
    Country Suites--Tucson             Tucson       AZ       Hotel      79.0%
- --  ----------------------------  --------------  -----  -----------  ------
2   FRANKLIN TOWN CENTER              Franklin      NJ    Retail,      100.0%
                                                          Anchored
3   BURNSIDE PLAZA SHOPPING CTR.       Inwood       NY    Retail,      100.0%
                                                          Anchored
4   OAK VIEW APARTMENTS               Westmont      IL    Multifamily   98.0%
5   2500 INVERRARY CLUB APTS.        Lauderhill     FL    Multifamily   97.0%
6   COCONUT CREEK PLAZA            Coconut Creek    FL    Retail,       86.0%
                                                          Anchored
7   PLAZA 200 SHOPPING CENTER       Carle Place     NY    Retail,      100.0%
                                                          Anchored
8   THE CENTRE OF SHEFFIELD          Sheffield      OH    Retail,       94.0%
                                                          Anchored
- --  ----------------------------  --------------  -----  -----------  ------
9   NAGEL PORTFOLIO
    96th Street                     Indianapolis    IN    Ministorage   92.0%
    Glen Arm                        Indianapolis    IN    Ministorage   86.0%
    Post                            Indianapolis    IN    Ministorage   79.0%
    Shadeland                       Indianapolis    IN    Ministorage   86.0%
    Stover                          Indianapolis    IN    Ministorage   71.0%
    Tacoma                          Indianapolis    IN    Ministorage   93.0%
- --  ----------------------------  --------------  -----  -----------  ------
10  184 THOMPSON STREET               New York      NY    Multifamily  100.0%
11  BOARDWALK AT PARK PLACE           Norwood       MA    Retail,       99.0%
                                                          Anchored
- --  ----------------------------  --------------  -----  -----------  ------
12  BELZ APARTMENT PORTFOLIO
    Frayser Village                   Memphis       TN    Multifamily   97.0%
    Northgate                         Memphis       TN    Multifamily   96.6%
    North Terrace                     Memphis       TN    Multifamily   97.6%
    Highland Gardens                  Memphis       TN    Multifamily   95.3%
    Mendenhall                        Memphis       TN    Multifamily  100.0%
    Oak Run                           Memphis       TN    Multifamily   91.6%
    Southern Pines                    Memphis       TN    Multifamily   93.3%
- --  ----------------------------  --------------  -----  -----------  ------
13  TRI-CITY PORTFOLIO II
    Lakeside Tower                 San Bernardino   CA      Office      76.0%
    One Parkside                   San Bernardino   CA      Office      92.3%
    Two Carnegie Plaza             San Bernardino   CA      Office      80.0%
- --  ----------------------------  --------------  -----  -----------  ------
14  CENTENNIAL VILLAGE               Warminster     PA    Multifamily   91.0%
15  TOPS                          Long Island City  NY    Retail,      100.0%
                                                          Anchored
16  DORCHESTER AT FOREST PARK        St. Louis      MO    Multifamily   94.0%
17  PINE CREEK APARTMENTS            Colorado       CO    Multifamily   94.9%
                                      Springs
18  NORTH HILLS MALL              North Richland    TX    Retail,       93.0%
                                       Hills              Anchored
19  CRANBURY CROSSING              East Brunswick   NJ    Multifamily  100.0%
20  CITY WAREHOUSE BUILDING            Dallas       TX    Industrial    96.0%
21  440 PLAZA SHOPPING CENTER         Killeen       TX    Retail,       88.0%
                                                          Anchored
22  DEER VALLEY CENTER                Phoenix       AZ    Retail,       95.0%
                                                          Anchored
23  CIRCLE ROAD PLAZA                  Cicero       NY    Retail,       97.0%
                                                          Anchored
24  HEATHER CROFT SHOPPING CNTR      Northfield     NJ    Retail,       95.6%
                                                          Anchored
25  BEAUX ARTS                        New York      NY      Office     100.0%
- --  ----------------------------  --------------  -----  -----------  ------
26  TRI-CITY PORTFOLIO I
    Promotional Retail Center      San Bernardino   CA    Retail,       97.2%
                                                          Anchored
    Service Retail Center          San Bernardino   CA    Retail,       96.8%
                                                          Unanchored
    Carnegie Business Center       San Bernardino   CA      Office      87.1%
- --  ----------------------------  --------------  -----  -----------  ------
27  NORTHPOINTE CENTER                 Dallas       TX      Office      95.0%
28  VILLAGE SQUARE SHOPPING CTR.    Myrtle Beach    SC    Retail,       98.0%
                                                          Anchored
29  HILLWOOD PLAZA                   Nashville      TN    Retail,       95.0%
                                                          Anchored
30  MEADOWS PARK SHOPPING CENTER      Woodlawn      MD    Retail,       98.0%
                                                          Anchored



31  RIVERWOOD                       West Chicago    IL    Multifamily   98.4%
- --  ----------------------------  --------------  -----  -----------  ------
32  TORRINGTON PARKADE               Torrington     CT    Retail,       98.1%
                                                          Anchored
- --  ----------------------------  --------------  -----  -----------  ------
33  FRANKLIN INDUSTRIAL PARK
    101 Constitution Boulevard        Franklin      MA    Industrial   100.0%
    20 Liberty Way                    Franklin      MA    Industrial   100.0%
- --  ----------------------------  --------------  -----  -----------  ------
34  BAYWOOD APARTMENTS               Sacramento     CA    Multifamily   96.0%
35  1723-29 WALNUT ST.              Philadelphia    PA    Retail,      100.0%
                                                          Anchored
- --  ----------------------------  --------------  -----  -----------  ------
36  MEAD AND ELWOOD DISTRIBUTION
    CENTERS
    Mead Distribution Center         St. Joseph     MO    Industrial   100.0%
    Elwood Distribution Center         Elwood       KS    Industrial   100.0%
- --  ----------------------------  --------------  -----  -----------  ------
37  SHANNON GLEN APARTMENTS          Colorado       CO    Multifamily   99.0%
                                      Springs
38  MIAMI GARDENS/441 PLAZA            Miami        FL    Retail,       92.0%
                                                          Anchored
39  BOLTON PLACE APARTMENTS           Atlanta       GA    Multifamily   99.0%
40  VALLEY OAKS                       Atlanta       GA    Multifamily   94.0%
41  NORTHWEST PLAZA                  Baltimore      MD    Retail,       84.5%
                                                          Anchored
42  MOUNTAIN VILLAGE                   Chino        CA    Retail,       96.0%
                                                          Anchored
43  PAVILLION APARTMENTS              Atlanta       GA    Multifamily   96.0%
44  TAMPA FESTIVAL CENTER              Tampa        FL    Retail,       77.0%
                                                          Anchored
45  GREYSTONE LOFT & CORNERSTONE     San Diego      CA    Multifamily   94.0%
    BLOCK, THE
46  400 EAST FORDHAM ROAD              Bronx        NY    Retail,      100.0%
                                                          Anchored
47  COLONY APARTMENTS               Victorville     CA    Multifamily   97.0%
48  CEDAR CREEK CLUB APARTMENTS      Colorado       CO    Multifamily   96.6%
                                      Springs
- --  ----------------------------  --------------  -----  -----------  ------







                    (RESTUBBED TABLE CONTINUED FROM ABOVE)

                                                                  CUT-OFF
     ORIGI-  # OF    CUT-OFF DATE   % OF   NOTE    MAT.     U/W    DATE    LTV @
ID NATOR(1)  PROPS     BALANCE      POOL   RATE    DATE    DSCR     LTV    MAT.
- --  ------  -----  --------------  ----  ------  -------  -----  -------  -----
1   BSFI       9   $19,862,588.33   4.5%  7.570%  1/1/06   2.1x     47.1%  37.9%
                     5,561,524.73   1.3%
                     1,961,430.60   0.4%
                     1,737,976.48   0.4%
                     1,291,068.24   0.3%
                     1,464,865.89   0.3%
                     2,383,510.60   0.5%
                      595,877.65    0.1%
                     1,688,320.01   0.4%
                     3,178,014.13   0.7%
- --  ------  -----  --------------  ----  ------  -------  -----  -------  -----
2   CB         1    13,153,979.13   3.0%  7.875%  2/1/06   1.46x    68.5%  60.2%
3   CB         1    13,063,582.10   3.0%  7.875%  3/1/06   1.41x    76.8%  67.4%
4   CB         1    12,954,676.41   2.9%  7.875%  2/1/06   1.45x    79.5%  69.8%
5   BSFI       1    11,743,437.35   2.7%  8.893%  6/1/06   1.55x    77.8%  69.5%
6   BSFI       1    11,421,948.84   2.6%  8.627%  12/1/05  1.42x    70.9%  58.6%
7   BSFI       1    10,712,782.07   2.4%  8.400%  11/1/05  1.86x    48.7%  40.0%
8   BSFI       1    10,696,753.53   2.4%  8.451%  2/1/06   1.42x    73.3%  60.1%
- --  ------  -----  --------------  ----  ------  -------  -----  -------  -----
9   BSFI       6    10,682,757.52   2.4%  9.630%  5/1/11   1.27x    71.7%  48.7%
                     1,552,494.20   0.4%            (3)
                     1,572,461.97   0.4%
                     1,812,075.22   0.4%
                     2,239,385.52   0.5%
                     1,357,808.43   0.3%
                     2,148,532.17   0.5%
- --  ------  -----  --------------  ----  ------  -------  -----  -------  -----
10  BSFI       1    10,492,194.46   2.4%  8.910%  6/1/06   1.35x    65.6%  56.2%
11  CB         1    10,477,904.23   2.4%  9.000%  4/1/06   1.23x    76.2%  66.1%
- --  ------  -----  --------------  ----  ------  -------  -----  -------  -----
12  BSFI       7     9,682,045.66   2.2%  8.800%  5/1/11   1.31x    77.3%  50.9%
                     3,126,202.78   0.7%
                       840,441.49   0.2%
                       497,078.22   0.1%
                     1,287,612.26   0.3%
                     1,846,575.72   0.4%
                       668,759.85   0.2%
                     1,415,375.33   0.3%
- --  ------  -----  --------------  ----  ------  -------  -----  -------  -----
13  BSFI       3     9,591,978.01   2.2%  9.390%  6/1/06   1.61x    53.7%  44.9%
                     3,902,935.88   0.9%
                     3,312,229.91   0.8%
                     2,376,812.22   0.5%
- --  ------  -----  --------------  ----  ------  -------  -----  -------  -----
14  CB         1     9,441,460.31   2.1%  8.250%  1/1/06   1.52x    75.5%  61.8%
15  CB         1     9,102,400.70   2.1%  8.750%  8/1/05   1.79x    54.2%  45.0%
16  CB         1     9,094,627.38   2.1%  8.625%  6/1/06   1.33x    73.9%  65.7%
17  HCMC       1     8,905,672.76   2.0%  8.720%  9/1/02   1.1x     74.3%  66.9%
18  CB         1     7,941,039.70   1.8%  7.125%  1/1/01   3.78x    20.9%  19.2%
19  CB         1     7,528,477.79   1.7%  7.750%  3/1/06   1.33x    73.8%  64.6%
20  BSFI       1     7,150,862.47   1.6%  8.593%  12/1/05  2.01x    53.4%  44.1%
21  CB         1     6,980,071.48   1.6%  8.670%  4/1/03   1.38x    71.2%  63.7%
22  CB         1     6,938,204.00   1.6%  8.600%  10/1/05  1.41x    75.4%  62.4%
23  CB         1     6,892,031.40   1.6%  8.750%  5/1/06   1.43x    79.2%  70.6%
24  CB         1     6,846,049.86   1.5%  8.600%  11/1/05  1.25x    74.4%  61.5%
25  CB         1     6,512,020.43   1.5%  8.625%  1/1/06   1.4x     74.0%  61.0%
- --  ------  -----  --------------  ----  ------  -------  -----  -------  -----
26  BSFI       3     6,487,856.90   1.5%  8.744%  5/1/06   1.72x    54.5%  44.9%
                     3,493,461.41   0.8%
                     1,197,758.20   0.3%
                     1,796,637.30   0.4%
- --  ------  -----  --------------  ----  ------  -------  -----  -------  -----
27  CB         1     6,261,955.78   1.4%  8.375%  1/1/01   2.37x    65.9%  61.4%
28  CB         1     6,000,000.00   1.4%  9.279%  7/1/06   1.33x    75.5%  67.8%
29  CB         1     5,788,235.00   1.3%  8.875%  11/1/05  1.3x     78.2%  70.1%
- --  ------  -----  --------------  ----  ------  -------  -----  -------  -----
30  CB         1     5,787,449.38   1.3%  8.850%  4/1/06   1.38x    72.3%  62.5%
31  CB         1     5,302,648.29   1.2%  7.875%  1/1/06   1.64x    63.9%  56.1%
- --  ------  -----  --------------  ----  ------  -------  -----  -------  -----
32  CB         1     5,290,785.27   1.2%  8.750%  4/1/06   1.3x     73.5%  65.5%
- --  ------  -----  --------------  ----  ------  -------  -----  -------  -----
33  BSFI       2     5,201,102.58   1.2%  9.070%  4/1/06   1.27x    74.3%  61.7%
                     2,608,031.30   0.6%
                     2,593,071.28   0.6%
- --  ------  -----  --------------  ----  ------  -------  -----  -------  -----
34  CB         1     5,076,167.51   1.2%  8.125%  12/1/05  1.33x    76.9%  68.0%
35  CB         1     5,047,381.97   1.1%  9.250%  6/1/06   1.35x    68.2%  61.3%
- --  ------  -----  --------------  ----  ------  -------  -----  -------  -----
36  CB         2     4,768,067.99   1.1%  8.750%  12/1/05  1.41x    77.0%  63.8%
                     1,241,299.75   0.3%
                     3,526,768.24   0.8%
- --  ------  -----  --------------  ----  ------  -------  -----  -------  -----
37  HCMC       1     4,559,536.84   1.0%  8.340%  10/1/02  1.46x    72.4%  64.9%
38  BSFI       1     4,470,615.23   1.0%  8.398%  3/1/06   2.02x    47.3%  33.2%
39  BSFI       1     4,468,364.19   1.0%  8.639%  4/1/06   1.21x    55.9%  46.9%
40  CB         1     4,288,918.52   1.0%  8.250%  3/1/06   1.47x    71.5%  63.2%
41  BSFI       1     4,273,245.36   1.0%  8.190%  1/1/06   1.59x    47.0%  38.3%
42  CB         1     4,220,584.45   1.0%  8.125%  1/1/06   1.74x    73.4%  64.8%



43  CB         1     4,189,176.23   1.0%  8.250%  3/1/06   1.54x    67.0%  59.3%
44  BSFI       1     4,053,607.56   0.9%  8.826%  10/1/05  1.42x    68.7%  61.6%
45  CB         1     3,978,124.27   0.9%  8.625%  10/1/05  1.37x    69.8%  62.3%
46  BSFI       1     3,976,059.30   0.9%  8.430%  1/1/06   2.39x    33.1%  27.2%
47  HCMC       1     3,780,101.99   0.9%  8.240%  11/1/05  1.59x    72.7%  64.4%
48  HCMC       1     3,677,933.08   0.8%  8.600%  9/1/02   1.31x    72.1%  64.8%
- --  ------  -----  --------------  ----  ------  -------  -----  -------  -----

The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The Information contained herein is qualified in its entirety by the Information in the Prospectus and Prospectus Supplement for this transaction. The Information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus, Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal tax, business, financial and related aspects of a purchase of these securities.

              CHASE COMMERCIAL MORTGAGE SECURITIES CORP. 1996-1
                          LOAN INFORMATION (CONT'D)

                                                                       OCCU-
ID           PROPERTY NAME              CITY       STATE     TYPE      PANCY
- --  -----------------------------  -------------  -----  -----------  ------
49  SOUTH POINT APARTMENTS            Colorado      CO    Multifamily   95.0%
                                       Springs
50  CENTER ON PLUM CREEK             Castle Rock    CO    Retail,       94.0%
                                                          Anchored
51  LESLIE TOWERS                    Southfield     MI    Multifamily   99.0%
52  STANFORD STATION SHOPPING CTR    Panama City    FL    Retail,       99.0%
                                                          Anchored
53  OCEAN PLAZA                    N. Myrtle Beach  SC    Retail,      100.0%
                                                          Anchored
54  PARK WILSHIRE APARTMENTS         Los Angeles    CA    Multifamily   94.0%
55  NEWBURGH COMMONS                  Newburgh      NY    Retail,      100.0%
                                                          Anchored
56  RIDGE HUDSON                     Irondequoit    NY    Retail,       86.0%
                                                          Unanchored
57  SYCAMORE GARDENS                 New Windsor    NY    Multifamily   98.0%
58  9 E. 16TH ST.                     New York      NY    Multifamily  100.0%
59  CHESTNUT SQUARE APARTMENTS        City of       NJ    Multifamily   91.8%
                                      Vineland
60  JAMES STREET SHOPPING CTR.      Philadelphia    PA    Retail,      100.0%
                                                          Anchored
61  BYRD PLAZA                          Cocoa       FL    Retail,       72.0%
                                                          Anchored
62  LAKE NORTH APARTMENTS              Dallas       TX    Multifamily   96.0%
63  DRIFTWOOD VILLAGE SHOPPING        Mesquite      TX    Retail,      100.0%
     CTR.                                                 Unanchored
64  148-50 E. 74TH ST.                New York      NY    Multifamily  100.0%
65  ADEN CREST APARTMENTS            Fort Worth     TX    Multifamily   96.0%
66  NORTH HILLS SHOPPING CENTER     North Augusta   SC    Retail,      100.0%
                                                          Anchored
67  MESA PLAZA SHOPPING CENTER         Austin       TX    Retail,      100.0%
                                                          Anchored
68  CAROLINE REALTY (CVS)            New Canaan     CT    Retail,      100.0%
                                                          Anchored
69  WOODLAND TERRACE                Chicago Ridge   IL    Multifamily  100.0%
70  TIMBERS APARTMENTS                Colorado      CO    Multifamily  100.0%
                                       Springs
71  FAIRFAX ASSOCIATES                 Fairfax      VA    Industrial    81.3%
72  751 ST. MARKS                     Brooklyn      NY    Multifamily   93.5%
73  VILLAGE SHOPPING CENTER            Monroe       GA    Retail,      100.0%
                                                          Anchored
74  CLAREMONT ASSOCIATES             Alexandria     VA    Industrial   100.0%
75  NEW HORIZON APARTMENTS            Colorado      CO    Multifamily  100.0%
                                       Springs
76  CAMELOT                           Brownwood     TX    Multifamily   99.0%
77  BRENTWOOD                        Bensenville    IL    Multifamily   97.0%
78  TOWN & COUNTRY ESTATES             Medford      OR    Multifamily   98.6%
79  FREESTANDING CVS                  Ridgewood     NY    Retail,      100.0%
                                                          Anchored
80  GRAYSLAKE                         Grayslake     IL    Multifamily   94.3%
81  GUNDERSON APARTMENTS            Carol Stream    IL    Multifamily   99.0%
82  CAROL STREAM                    Carol Stream    IL    Multifamily   97.0%
83  LANDMARK OFFICE BUILDING          Greenwich     CT      Office      94.0%
84  CASTLE LOMA APARTMENTS            Mesquite      TX    Multifamily   97.0%
- --  -----------------------------  -------------  -----  -----------  ------
85  FRIENDLY SILVERMAN
    Friendly Silverman              Clarks Summit   PA    Retail,      100.0%
                                                          Unanchored
    Friendly Silverman                 Dallas       PA    Retail,      100.0%
                                                          Unanchored
- --  -----------------------------  -------------  -----  -----------  ------
86  WILLIAM B. TRAVIS APARTMENTS      Galveston     TX    Multifamily   97.0%
87  WOODLAND APARTMENTS             West Chicago    IL    Multifamily   92.0%





                    (RESTUBBED TABLE CONTINUED FROM ABOVE)

                                                                      CUT-OFF
     ORIGI-  # OF    CUT-OFF DATE     % OF    NOTE     MAT.     U/W    DATE    LTV @
ID NATOR(1)  PROPS      BALANCE       POOL    RATE     DATE    DSCR     LTV    MAT.
- --  ------  -----  ---------------  ------  -------  -------  -----  -------  -----
49  HCMC       1     3,664,255.00     0.8%    8.340%  10/1/02  1.28x    70.3%  62.9%
50  CB         1     3,486,028.46     0.8%    8.125%  1/1/07   1.45x    72.6%  62.8%
51  (2)        1     3,428,946.89     0.8%    9.500%  4/15/06  1.37x    57.1%  47.9%
52  BSFI       1     3,296,958.08     0.7%    8.802%  6/1/06   1.54x    64.6%  53.3%
53  CB         1     3,134,961.45     0.7%    8.375%  1/1/06   1.39x    74.6%  64.0%
54  CB         1     3,091,289.94     0.7%    8.750%  4/1/06   1.32x    69.5%  57.3%
55  CB         1     3,084,295.01     0.7%    9.000%  10/1/02  1.33x    71.7%  67.5%
56  CB         1     3,009,115.51     0.7%   11.010%  12/1/01  .96x     73.4%  68.4%
57  CB         1     2,977,579.95     0.7%    8.030%  12/1/05  1.36x    69.7%  56.7%
58  CB         1     2,908,592.88     0.7%    8.500%  10/1/05  1.45x    70.9%  63.2%
59  BSFI       1     2,891,510.39     0.7%    8.500%  4/1/06   1.43x    70.5%  57.8%
60  BSFI       1     2,882,614.82     0.7%    8.420%  1/1/06   1.39x    73.9%  60.7%
61  CB         1     2,768,268.07     0.6%    9.500%  12/1/04  1.41x    39.0%  28.9%
62  BSFI       1     2,489,281.42     0.6%    7.943%  3/1/06   1.41x    73.2%  59.3%
63  CB         1     2,404,392.79     0.5%    8.750%  3/1/06   1.47x    58.6%  52.3%
64  CB         1     2,347,355.36     0.5%    8.875%  5/1/06   1.35x    66.1%  59.1%
65  HCMC       1     2,334,438.15     0.5%    8.310%  7/1/05   1.04x    71.8%  59.2%
66  CB         1     2,186,269.85     0.5%    9.300%  5/1/06   1.26x    72.9%  60.8%
67  CB         1     2,171,019.08     0.5%    8.500%  4/1/06   1.42x    72.4%  64.2%
68  CB         1     2,086,528.37     0.5%    8.000%  1/1/06   1.72x    32.1%  26.1%
69  CB         1     2,034,037.50     0.5%    7.625%  3/1/06   1.49x    79.8%  69.6%
70  HCMC       1     1,848,937.11     0.4%    8.540%  9/1/02   1.53x    74.3%  66.7%
71  BSFI       1     1,848,412.04     0.4%    9.230%  6/1/06   1.36x    51.3%  42.7%
72  CB         1     1,791,994.49     0.4%    9.800%  1/1/15   1.43x    61.8%   0.0%
73  CB         1     1,749,493.57     0.4%    9.300%  9/1/05   1.29x    70.0%  58.8%
74  BSFI       1     1,748,522.85     0.4%    9.330%  6/1/06   1.31x    67.3%  56.1%
75  HCMC       1     1,672,510.09     0.4%    8.320%  10/1/02  1.53x    74.1%  66.3%
76  HCMC       1     1,589,735.90     0.4%    8.000%  1/1/03   1.51x    57.4%  51.0%
77  CB         1     1,543,329.27     0.4%    7.750%  1/1/06   1.85x    70.2%  61.5%
78  ARMC       1     1,491,053.06     0.3%    9.340%  5/1/19   1.23x    65.5%   0.0%
79  CB         1     1,465,976.43     0.3%    8.250%  9/1/10   1.28x    65.2%   0.0%
80  CB         1     1,394,868.81     0.3%    7.625%  2/1/06   2.08x    55.8%  48.7%
81  CB         1     1,393,822.92     0.3%    7.625%  1/1/06   1.96x    57.5%  50.2%
82  CB         1     1,393,822.92     0.3%    7.625%  1/1/06   1.83x    57.5%  50.2%
83  CB         1     1,296,637.82     0.3%    9.250%  4/1/06   1.45x    46.3%  38.6%
84  ARMC       1     1,136,104.13     0.3%   10.370%  3/1/05   1.28x    64.2%  55.4%
- --  ------  -----  ---------------  ------  -------  -------  -----  -------  -----
85  CB         2     1,010,838.07     0.2%   10.790%  1/1/10   1.27x    56.9%   0.0%
                       498,300.46     0.1%
                       512,537.61     0.1%
- --  ------  -----  ---------------  ------  -------  -------  -----  -------  -----
86  HCMC       1       929,402.36     0.2%    9.280%  5/1/02   1.32x    69.4%  63.2%
87  CB         1       358,713.06     0.1%    7.750%  2/1/06   2.11x    59.8%  52.4%
    ------  =====  ===============  ======  =======  =======  =====  =======  =====
             113  $443,159,377.48   100.0%    8.534%           1.54x    66.8%  56.1%

   (1) BSFI  = Bear, Stearns Funding Inc.
       CB    = Chemical Bank
       HCMC = Hanover Capital Mortgage Corp.
       ARMC = American Residential Mortgage Corp.
   (2) Purchased by BSFI from an insurance company
   (3) Represents the date on which cash sweep and interest rate step ("hyper-amortization") begin
- ------------
   The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The Information contained herein is qualified in its entirety by the Information in the Prospectus and Prospectus Supplement for this transaction. The Information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus, Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal tax, business, financial and related aspects of a purchase of these securities.